EXHIBIT 99.1

NASDAQ: DARA
www.darabio.com
Corporate Presentation
October 2013

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Forward Looking Statements

All statements in this presentation that are not historical are forward-looking statements within the meaning of the
Securities Exchange Act of 1934, as amended, and are subject to risks and uncertainties. These statements are based on the current expectations, estimates, forecasts and projections regarding management’s beliefs and assumptions. In some cases, you can identify forward looking statements by terminology such as “may,” “will,” “should,” “hope,” “expects,”
“intends,” “plans,” “anticipates,” “contemplates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,”
and other similar terminology or the negatives of those terms. Such forward-looking statements are subject to factors that could cause actual results to differ materially for DARA from those projected. Important factors that could cause actual results to differ materially from the expectations described in these forward-looking statements are set forth under the caption “Risk Factors” in DARA’s most recent Annual Report on Form 10-K, filed with the SEC on March 28, 2013. Those factors include risks and uncertainties relating to DARA's ability to timely commercialize and generate revenues or profits from Soltamox®, Gelclair®, Bionect® or other products given that DARA only recently hired its initial sales force and DARA's lack of history as a revenue-generating company, DARA’s ability to achieve the desired results from the agreements with
Mission and Alamo, FDA and other regulatory risks relating to DARA's ability to market Soltamox®, Gelclair®, Bionect® or other products in the United States or elsewhere, DARA’s ability to in-license and/or partner products, DARA's current cash position and its need to raise additional capital in order to be able to continue to fund its operations, the current regulatory environment in which DARA sells its products, the market acceptance of those products, dependence on partners, successful performance under collaborative and other commercial agreements, competition, the strength of DARA's intellectual property and the intellectual property of others, the potential delisting of DARA's common stock from the NASDAQ Capital
Market, risks and uncertainties relating to DARA's ability to successfully integrate Oncogenerix and other risk factors identified in the documents DARA has filed, or will file, with the Securities and Exchange Commission ("SEC"). Copies of
DARA's filings with the SEC may be obtained from the SEC Internet site at http://www.sec.gov. DARA expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in DARA's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based. DARA BioSciences and the DARA logo are trademarks of DARA
BioSciences, Inc.
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Overview
 DARA is building to be a leader in the oncology/supportive care market with a comprehensive portfolio of synergistic products
 •Complemented existing product portfolio through agreement with Mission Pharmacal*
 Current
 ─Soltamox®
 ─Gelclair®
 ─Bionect®
 New (1)
 ─Binosto®
 ─Ferralet® 90
 ─Aquoral®
 • Expanded commercial/sales organization to drive near-term revenue growth
 o Partnership with ALAMO Pharma Services for a national sales organization
 ─ Reach/frequency on high prescribing oncologists
 • KRN5500: Novel Phase 2b-ready compound with “fast-track” status; targeting orphan designation
 o Significant unmet medical need in CCIPN (2)
(1) Products from Mission Pharmacal, to be sold through the ALAMO sales force into the oncology market
(2) Chronic chemotherapy induced peripheral neuropathy
*All product names displayed are the trademarked property of their respective companies

Pipeline
* Through shared sales force agreement with Mission Pharmacal
Preclinical
Phase 1
Phase 2
Phase 3
NDA
Approved
COMMERCIAL PIPELINE
Soltamox® (oral liquid tamoxifen citrate) for breast cancer
Bionect® (hyaluronic acid) for burns and skin changes from radiation
Gelclair® (hyaluronic acid oral rinse gel) for oral mucositis
Ferralet® 90 (anemia supplement)*
PROPRIETARY DEVELOPMENT ASSET
KRN5500: Painful refractory CCIPN
Fast Track status approved;
potential for orphan designation
Binosto® (alendronate sodium effervescent tablet for osteoporosis)*
Aquoral® (oral spray treatment for dry mouth)*

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 Why oncology supportive care?
 •Significant commercial opportunity
 o Each product addresses unmet medical need
 ─ Competitive products not optimal
 o Growth potential
 ─ Expand into other supportive care areas
 •Unique positioning for DARA in the specialty pharma market
 o Establish a leadership position
 •No comparable company with equivalent breadth of product portfolio
 •Leverage product synergy
 o Portfolio concept: one patient served by many DARA products

Oncology Supportive Care

A comprehensive supportive care and synergistic product portfolio

Other supportive care
Other business development opportunities

Page*

Osteoporosis
Anemia
Oral mucositis
Dry mouth
CCIPN*
Soltamox®
* Phase 2b - ready drug (KRN5500). Chronic chemotherapy induced peripheral neuropathy (CCIPN)
Soltamox®

- Many breast cancer patients will also receive radiation
- Some breast cancer patients will also develop mucositis from other cancer therapies
- Most cancer patients develop anemia
- Many cancer patients have osteoporosis/brittle bones
- Cancer treatments commonly cause xerostomia (dry mouth)

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 Potential for synergistic portfolio use in the same patient

DARA can leverage its newly established portfolio of
oncology supportive care products*
Product Synergy
Breast cancer patient (illustrative)
• Soltamox®
• Bionect®
• Gelclair®
• Ferralet® 90
• Binosto®
• Aquoral®
─ Breast cancer
*Based on Shared Sales Force Agreement with Mission Pharmacal

DARA BiOSciences

soltamox®
(tamoxifen citrate) oral solution

SOLTAMOX™
(tamoxifen citrate)
Oral Solution
equivalent to
10 mg/5 mL
Tamoxifen
Rx only
Sugar Free

Exclusive US license from Rosemont Pharmaceuticals, UK.
Soltamox®

Soltamox®
 • Breast cancer is the second leading cause of cancer mortality in women
 ◦ 2.6 million women in the US with breast cancer history
 ◦ Approximately 230,000 are newly diagnosed each year
 • Tamoxifen is widely used
 ◦ Receptor-positive breast cancer (approximately 80% of all cases)
 ◦ Used as a preventive in “high risk” patients
 ◦ Over 1.8 million annual prescriptions
 • Important amendment to 2013 National Comprehensive Cancer Network
 Guidelines Version 3
 ◦ ATLAS(1) and aTTom Trials(2) reported significant reduction in mortality out to 10 years
 ◦ NCCN now recommends considered use of tamoxifen beyond the standard treatment of 5 years
Breast Cancer Overview
(1) Davies C, et al. Long-term effects of continuing adjuvant tamoxifen to 10 years versus stopping at 5 years after diagnosis of oestrogen receptor-
 positive breast cancer: ATLAS, a randomised trial. Lancet 2013,381: 805 - 816
(2) Gray RG, Rea D, Handley K, et al. aTTom: Long-term effects of continuing adjuvant tamoxifen to 10 years versus stopping at 5 in 6,953 women with early breast cancer. J Clin Oncol. 2013;31 (suppl; abstract 5)

Soltamox® (tamoxifen citrate)*

 Soltamox® is the only FDA approved patent protected oral liquid formulation of tamoxifen
 • Once daily/convenient to use
 • Bioequivalent to tamoxifen tablet
 o Approved as a 505(b)(2)
 ─ Not substitutable
 • Choice/option offered to
 all tamoxifen patients
 • Patients who don’t like
 tablets
 • Swallowing difficulties
 Market research(1) among oncologists/patients
 indicate the liquid formulation would appeal to
 identified segments of the tamoxifen market
 • Potential to improve long-term
 adherence/compliance
*Full prescribing information and complete black box warning are available at www.soltamox.com
(1) Conducted in July 2013. Data on file.

DARA BiOSciences

gelclair®

gelclair®
BIOADHERENT ORAL GEL
gelclair
gelclair
gelclair

Exclusive US license from Helsinn Pharmaceuticals, Switzerland
Gelclair®

•Serious/undesirable consequences of oral mucositis

With the advent of effective treatment for chemotherapy-
induced nausea and vomiting (CINV), “mucositis has now
emerged as the most significant adverse symptom of cancer
therapy reported by patients.”(1)

 Oral mucositis overview
 •Oral mucositis is damage to the oral mucosa (open sores) commonly due to cancer treatment
 o Chemotherapy/radiation
 o Stomatitis (non-cancer related)
 o Swelling, pain, ulceration
 o Inability to swallow, eat, drink, speak, sleep
 o Potential interruption of cancer treatment
 ─ Stop or reduce cancer treatments
Gelclair®

(1) Bensinger W, et al. NCCN taskforce report: Prevention and management of mucositis in cancer care. JNCCN. 2008;6(Suppl 1): S1-S21

Median VAS Scores
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Perfect Health
Remission
CINV 1
Current Health
Alopecia
Taste Change
Depression
Ototoxicity
Weight Gain
Sexual Dysfunction
Memory Loss
Constipation
Leg Pain
Fatigue
Flu
Peripheral Neuropathy
CINV 2
Febrile Neutropenia
Thrombocytopenia
Diarrhea
Mucositis
Dysuria
CINV 3
CINV 4
CINV 6
CINV 5
Death

(1) Sun C,. et al. Rankings and symptom assessment of side effects from chemotherapy: insights from experienced patients with ovarian cancer. Support Care Cancer 2005,13: 219-227

Oral
mucositis
Ranked Assessment of Chemotherapy Side
Effects of Patients with Ovarian Cancer
Patients Regard Oral Mucositis As A Major Problem, Secondary
Only to Chemotherapy Induced Nausea and Vomiting (CINV) (1)

- Mouthwashes
- Topical antiseptics
- Barrier agents
- Artificial saliva

Gelclair® *

 Gelclair® is a patent protected oral bioadherent gel (mouthwash)
 creating a protective film with fast pain relief
 • Convenient/easy to use
 • Hyaluronic acid based - may aid healing
 • Improvement in quality of life
 o Eat and drink normally
 o Speech
 o Sleep
 ➢Gelclair® could offer meaningful advantages over existing therapies
*Full prescribing information is available at www.gelclair.com gelclair

Oral mucosa with Mucositis. Nerve endings are overstimulated causing pain, especially during food intake.

mucosa
submucosa
nerve

gelclair

Oral mucosa with protective Gelclair film.

mucosa
GELCLAIR coating
submucosa
nerve

Reduces pain and helps patients to eat and drink more easily

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Without
With
Inflammation around
nerve endings -
overstimulation
Gelclair coating
The key ingredients of Gelclair form a
protective film over the oral mucosa,
which shields the exposed nerve
endings from over-stimulation for up
to 5 to 7 hours.

Oral Mucositis
generates pain and
induces patients to
reduce their food
intake
The Action Of Gelclair® On Oral Mucositis

DARA BiOSciences

HOW TO USE GELCLAIR®

Gelclair is simple, quick, and easy to administer

gelclair
30 min

1. POUR
the entire contents of the single-dose GELCLAIR® packet into a glass and add 1 tablespoon of water (15 mL)*

2. STIR
mixture well and use immediately

3. RINSE
around the mouth for at least 1 minute to thoroughly coat the tongue, palate, throat, inside of cheeks, and all oral tissue

4. GARGLE
and spit out

5. WAIT
at least 30-60 minutes before eating or drinking

*If the solution is too thick, it may be diluted with an additional 1 to 2 tablespoons of water to achieve the desired consistency.

Gelclair®

Gelclair® packets are simple and convenient to use!

DARA BiOSciences

Bionect®
(hyaluronic acid sodium salt, 0.2%)
The choice is clear
Protect, restore, and maintain healthy skin

* Marketing agreement from Innocutis Pharmaceuticals, US
Bionect® *

Bionect®

 Radiation dermatitis is a side effect of cancer radiation treatment and causes inflammation of the skin
 • Red/itchy/peeling/blistering
 • Mild cases- “sunburn” like
 Approximately 85% of cancer patients on radiation will experience skin reaction/damage (1)
 • 150,000 annual prescriptions
 • Mostly OTC
 o Topical steroids
 o Emollients/creams
(1) Salvo N, et al. Prophylaxis and management of acute radiation-induced skin reactions: a systemic review of the literature.
 Current Oncology 2010,17: 94-112

Bionect® *

 Bionect® is a patent protected cream/gel LMW-HA to treat
 burns/skin changes associated with radiation treatment
 • LMW formulation allows for penetration to hydrate the
 dermal matrix
 o Helps resolve inflammation
 o Prophylactic use shown to postpone signs of acute
 epithelitis
 o Continued use reduced severity/duration of skin
 reactions
(1)
(1) Liguori V, et al. Double-blind, randomized clinical study comparing hyaluronic acid cream to placebo in patients treated with radiotherapy.
 Radiotherapy and Oncology 1997, 42:155-161
*Full prescribing information for Bionect® is available at www.bionect.com

DARA BiOSciences

Treated with HMW-HA
Treated with LMW-HA
Increase in Microbial Organisms
Inflammation
Pilosebaceous Unit
Dermal Matrix Degeneration
Vasodilation
Stratum Corneum
Epidermis
Dermis
Macrophages
Fibroblast
LMW-HA

Bionect®

% Patients with skin score > 1
80
60
40
20
0
Placebo
HA
1
Baseline
2
3
4
5
6
7
8
9
10
11

0 – normal skin
1 – light epidermal irritation (consisting of the onset of skin redness, possibly associated to slight tenderness
2 – erythema with dry desquamation
3 – exudate < 50%
4 – exudate > 50%
5 – ulcer

Study Week

Liguori et al., 1997
 n = 70 (HA)
 n = 64 (placebo)
P: < 0.0006 < 0.0001 < 0.0001 0.0002 0.0353
% of patients with skin status score > 1 is lower with HA
Hyaluronic Acid Reduces Skin Reactions to Radiotherapy
Bionect®

Complementary Supportive Care Products*

 • Binosto® (alendronate sodium)
 o Innovative treatment for osteoporosis
 o Once-weekly
 o Easy oral effervescent administration (strawberry)
 • Ferralet® 90 (anemia-iron supplement)
 o Unique patented blend of 2 different forms of iron
 o Once daily
 • Aquoral® (lipid based oxidized glycerol triesters)
 o Unique patented formulation
 o Coats, lubricates and protects
*Through shared sales agreement with Mission Pharmacal.
 Full prescribing information is available at www.missionpharmacal.com.

DARA BiOSciences

aquoral
aquoral can!
Can these give your dry-mouth patients 4 hours of symptom relief without side effects?
aquoral can!
aquoral.com • 1-800-531-3333
aquoral.com
Reference Only

Mission PHARMACAL
Oral iron therapy that
Delivers
For the treatment of iron deficiency anemia responsive to oral iron therapy...
To order: 1 (800) 531-3333 OR www.ferralet90.com
Ferralet 90

Save up to $60
For postmenopausal women
Introducing a welcome innovation in osteoporosis therapy
Reference Only
Binosto
(alendronate sodium) effervescent tablet for oral solution 70 mg

 • Increased reach and frequency on highest prescribing oncologists
 • Expansion to 20 national sales representatives (from 5) contracted with
 ALAMO Pharma Services
 o Fully operational late December 2013
 Partnership with ALAMO ideally complements DARA
 • Full service provider
 o Infrastructure/SFA
 o Time/cost efficient
 • Success with similar companies
 o Non-personal promotional programs
 • Current and future supportive care product opportunities
Recently expanded sales presence will drive revenue for our supportive care portfolio
Sales Force Expansion

Olympia
Salem
Helena
Boise
Bismarck
Pierre
Saint Paul
Madison
Lansing
Montpelier
Augusta
Concord
Boston
Albany
Providence
Sacramento
Carson City
Salt Lake City
Cheyenne
Des Moines
Lincoln
Denver
Indianapolis
Columbus
Harrisburg
Trenton
Dover
Washington
Richmond
Topeka
Jefferson City
Charleston
Frankfort
Raleigh
Nashville
Santa Fe
Oklahoma City
Little Rock
Phoenix
Columbia
Atlanta
Jackson
Montgomery
Tallahassee
Austin
Baton Rouge

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National sales coverage

KRN5500: A Novel Phase 2 Drug

  DARA’s clinical development compound targets painful CCIPN*
 • Area of significant unmet medical need
 o Existing approved therapies are ineffective
 • Impressive Phase 2a clinical results
 • “Fast track” status from FDA
 • Seeking Orphan designation
*chronic chemotherapy induced peripheral neuropathy

KRN5500: A Novel Phase 2 Drug

  What makes KRN5500 so exciting?
 • Non-opioid
 • Rapid onset - prolonged duration
 • Statistically significant results in a small clinical trial of refractory patients
 (vs. placebo)
 o 24% reduction of pain (p=0.03)
 o 29.5% median maximal reduction (p=0.02)
 o 83% clinically meaningful (>20%) improvement (p=0.04)
 o No drug related SAE’s but nausea/vomiting common
 • Enthusiasm from KOL’s
 Existing treatment options are poor/ineffective

Change in NRS score (%)
20
10
0
-10
-20
-30
-40
Baseline
2
3
4
5
6
7
8
9
10
11
Endpoint
Visit (weeks)

KRN5500 Phase 2a Primary Endpoint
  N = 7 7 6 6 4 4 2 2 2 2 2 7
  N = 12 12 12 10 10 7 7 6 5 3 3 12
• Primary Endpoint = median Clinic NRS scores 1 week after final dose
• KRN5500 24%; Placebo 0%
• p=0.03 (Wilcoxon Rank Sum Test)
KRN5500 reduces median target pain intensity 24%: placebo 0% (p=0.03)
KRN5500
Placebo

Capitalization Summary
Source: Company’s Internal Data
(1)Includes Series A and Series B-1, B-2 and B-4 convertible preferred stock on as-converted basis
(2) Excludes 2.6 million shares reserved for issuance under the 2008 Equity Incentive Plan
Cash (as of 6-30-13)	$4.9 million

Debt	None

Common Outstanding Shares (1)	31.5 million

Warrants (weighted average price of $1.54)	19.8 million

Options (weighted average price of $1.08) (2)	3.4 million

Fully Diluted Shares Outstanding	54.7 million
Note: Share and warrant figures include registered direct offering completed on 10-22-13.
  Cash reflects amount reported as of 6-30-13.

Anticipated Key Events

 • Expanded national sales organization (Mission/Alamo) - Q1
 • Commercial rollout - ongoing
 • Potential KRN5500 orphan designation - ongoing
 • Development partner for KRN5500 and initiate Phase 2b
 • In-license/acquisition of marketed/near-term oncology/supportive care products - ongoing
Multiple anticipated key events expected to
continue to build momentum

DARA - Summary

DARA represents a compelling investment opportunity with potential for near and long term value creation and revenue growth
 • Unique strategic positioning with a portfolio of synergistic oncology supportive care products
 • Expanded sales force with an experienced/successful CSO
 • Novel phase 2b drug
 o Potential orphan
 o Significant unmet medical need
 • Undervalued

NASDAQ: DARA
www.darabio.com
Corporate Presentation
October 2013
Rev. 1029